Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Record Gross Profit

Retailed Record Number of New and Pre-Owned Units

First Quarter 2015 Results

•	Record Q1 new retail units of 31,334, up 4.3%, over the prior year quarter

•	Record Q1 pre-owned units and gross profit of 28,135 and $40.8 million, respectively

•	Record Q1 fixed operations gross profit of $156.4 million, up 2.8% over the prior year quarter

•	Record Q1 total gross profit of $335.0 million, up 1.8% over the prior year quarter

•	EchoPark® stores retail 660 units

CHARLOTTE, N.C. – April 21, 2015 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported adjusted net income from continuing operations for the first quarter of 2015 of $18.8 million, or $0.37 per diluted share. Included in these adjusted amounts are pre-tax expenses of $4.9 million, or $0.06 per diluted share, related to the Company’s EchoPark® initiative and $3.8 million, or $0.05 per diluted share, related to its One Sonic-One Experience initiative.

Net income from continuing operations for the first quarter of 2014 was $20.0 million, or $0.38 per diluted share. Included in these amounts are pre-tax expenses of $1.7 million, or $0.02 per diluted share, related to the Company’s EchoPark® initiative and $2.1 million, or $0.02 per diluted share, related to its One Sonic-One Experience initiative.

On a GAAP basis, net income from continuing operations and related diluted earnings per share for the first quarter 2015 were $14.4 million and $0.28 per share, respectively. There were no adjustments in the first quarter of 2014. See the accompanying tables for details of quarterly adjustments.

Jeff Dyke, Sonic’s EVP of Operations, stated, “We had another solid record setting quarter! Our One Sonic-One Experience stores are making great progress. Our first store that adopted the process, Town & Country Toyota, has gained more than 600 basis points of market share in each of the last two months year-over-year, is tracking to do the same again in April, and has experienced steady growth in profitability. More exciting is the remaining Charlotte stores are following in the same path giving us great confidence that we are on the right track. While the change has been significant, the results from a share and guest satisfaction perspective are adding to our resolve that the decisions we have made to enhance our guest experience are right on target. We are also equally excited about EchoPark®! We sold 660 units for the quarter, just under 300 units in the month of March, and have grown the business rapidly. These results are a direct reflection of our business plan, our team’s depth of experience, our unmatched guest experience and a response from our customer base that confirms what we were trying to accomplish. As these two strategies come to life, we look for the Sonic Brand to become a household name in the retail world beyond automotive driven by an unmatched customer experience. None of this would be possible without the extraordinary effort of our remarkable team – many thanks to them! We look forward to continued success in the coming years.”

B. Scott Smith, Sonic’s President, remarked, “We have made a lot of progress in the first quarter of the year. Our Charlotte stores have migrated to our One Sonic-One Experience platform and we now have three EchoPark® retail operating locations in Denver, with progress made to open an additional location by the end of 2015. We are very pleased with how our associates and customers are embracing the technologies and improved transaction processes. Although there is still a lot of work to be done to ensure the long-term sustainability of these initiatives, the cornerstones have been set and we look forward to building upon these in the future.”

First Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Webcasts & Presentations.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 20767539

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 20767539

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated future success and impacts from the implementation of our planned customer experience and stand-alone pre-owned store initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2014. The Company does not undertake any obligation to update forward-looking information.

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Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400

C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended March 31,
	2015	2014
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,190,215	$1,112,291
Fleet vehicles	12,108	34,329

Total new vehicles	1,202,323	1,146,620
Used vehicles	593,742	559,816
Wholesale vehicles	41,656	41,598

Total vehicles	1,837,721	1,748,034
Parts, service and collision repair	323,194	318,771
Finance, insurance and other, net	74,600	69,581

Total revenues	2,235,515	2,136,386
Gross profit	334,959	329,000
Selling, general and administrative expenses	(270,862)	(263,973)
Impairment charges	(6,192)	(3)
Depreciation and amortization	(16,409)	(14,381)

Operating income (loss)	41,496	50,643
Other income (expense):
Interest expense, floor plan	(4,778)	(4,689)
Interest expense, other, net	(13,219)	(13,818)
Other income (expense), net	90	97

Total other income (expense)	(17,907)	(18,410)

Income (loss) from continuing operations before taxes	23,589	32,233
Provision for income taxes - benefit (expense)	(9,200)	(12,249)

Income (loss) from continuing operations	14,389	19,984

Income (loss) from discontinued operations	(422)	(598)

Net income (loss)	$13,967	$19,386

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.28	$0.38
Earnings (loss) per share from discontinued operations	(0.01)	(0.02)

Earnings (loss) per common share	$0.27	$0.36

Weighted average common shares outstanding	51,403	52,946

Gross Margin Data (Continuing Operations):
New retail vehicles	5.3%	5.9%
Fleet vehicles	(0.6%)	2.6%
Total new vehicles	5.3%	5.8%
Used vehicles	6.9%	7.3%
Wholesale vehicles	(0.5%)	(0.2%)
Parts, service and collision repair	48.4%	47.7%
Finance, insurance and other	100.0%	100.0%
Overall gross margin	15.0%	15.4%

SG&A Expenses (Continuing Operations):
Compensation	$161,858	$157,154
Advertising	15,332	14,119
Rent	18,254	18,535
Other	75,418	74,165

Total SG&A expenses	$270,862	$263,973
SG&A expenses as % of gross profit	80.9%	80.2%

Operating Margin %	1.9%	2.4%

Unit Data (Continuing Operations):
New retail units	31,334	30,029
Fleet units	355	1,102

Total new units	31,689	31,131
Used units	28,135	27,657
Wholesale units	7,777	7,380

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended March 31, 2015
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Average		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,854	$14,389		$(422)		$13,967
Effect of participating securities:
Non-vested restricted stock and stock units		(5)		—		(5)

Basic earnings (loss) and shares	50,854	$14,384	$0.28	$(422)	$(0.01)	$13,962	$0.27
Effect of dilutive securities:
Stock compensation plans	549

Diluted earnings (loss) and shares	51,403	$14,384	$0.28	$(422)	$(0.01)	$13,962	$0.27

Adjustments (net of tax):
Impairment charges		$3,777	$0.07	—	$—	$3,777	$0.07
Other		634	0.02	—	—	634	0.02

Total adjustments		$4,411	$0.09	$—	$—	$4,411	$0.09

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (1)		$18,800	$0.37	$(422)	$(0.01)	$18,378	$0.36

(1)	Expenses attributable to the EchoPark® initiative were $0.06 per fully diluted share in the three months ended March 31, 2015.

	Three Months Ended March 31, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,418	$19,984		$(598)		$19,386
Effect of participating securities:
Non-vested restricted stock and stock units		(63)		—		(63)

Basic earnings (loss) and shares	52,418	$19,921	$0.38	$(598)	$(0.01)	$19,323	$0.37
Effect of dilutive securities:
Stock compensation plans	528

Diluted earnings (loss) and shares (2)	52,946	$19,921	$0.38	$(598)	$(0.02)	$19,323	$0.36

(2)	Expenses attributable to the EchoPark® initiative were $0.02 per fully diluted share in the three months ended March 31, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,202,323	$1,146,620	$55,703		4.9%
Gross profit	$63,350	$66,673	$(3,323)		(5.0%)
Unit sales	31,689	31,131	558		1.8%
Revenue per unit	$37,941	$36,832	$1,109		3.0%
Gross profit per unit	$1,999	$2,142	$(143)		(6.7%)
Gross profit as a % of revenue	5.3%	5.8%	(50	) bps

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,190,252	$1,110,066	$80,186		7.2%
Gross profit	$62,438	$64,632	$(2,194)		(3.4%)
Unit sales	31,336	30,082	1,254		4.2%
Revenue per unit	$37,984	$36,901	$1,083		2.9%
Gross profit per unit	$1,993	$2,149	$(156)		(7.3%)
Gross profit as a % of revenue	5.2%	5.8%	(60	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$593,742	$559,816	$33,926		6.1%
Gross profit	$40,844	$40,693	$151		0.4%
Unit sales	28,135	27,657	478		1.7%
Revenue per unit	$21,103	$20,241	$862		4.3%
Gross profit per unit	$1,452	$1,471	$(19)		(1.3%)
Gross profit as a % of revenue	6.9%	7.3%	(40	) bps

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$572,759	$537,639	$35,120		6.5%
Gross profit	$40,013	$39,286	$727		1.9%
Unit sales	27,079	26,601	478		1.8%
Revenue per unit	$21,151	$20,211	$940		4.7%
Gross profit per unit	$1,478	$1,477	$1		0.1%
Gross profit as a % of revenue	7.0%	7.3%	(30	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$41,656	$41,598	$58		0.1%
Gross profit (loss)	$(210)	$(93)	$(117)		(125.8%)
Unit sales	7,777	7,380	397		5.4%
Revenue per unit	$5,356	$5,637	$(281)		(5.0%)
Gross profit (loss) per unit	$(27)	$(13)	$(14)		(107.7%)
Gross profit (loss) as a % of revenue	(0.5%)	(0.2%)	(30	) bps

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$40,773	$40,246	$527		1.3%
Gross profit (loss)	$(186)	$(23)	$(163)		(708.7%)
Unit sales	7,523	7,145	378		5.3%
Revenue per unit	$5,420	$5,633	$(213)		(3.8%)
Gross profit (loss) per unit	$(25)	$(3)	$(22)		(733.3%)
Gross profit (loss) as a % of revenue	(0.5%)	(0.1%)	(40	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$137,623	$141,121	$(3,498)		(2.5%)
Warranty	53,498	46,591	6,907		14.8%
Wholesale parts	45,012	47,944	(2,932)		(6.1%)
Internal, sublet and other	87,061	83,115	3,946		4.7%

Total	$323,194	$318,771	$4,423		1.4%

Gross profit
Customer pay	$75,678	$77,999	$(2,321)		(3.0%)
Warranty	29,760	25,238	4,522		17.9%
Wholesale parts	8,138	8,161	(23)		(0.3%)
Internal, sublet and other	42,799	40,748	2,051		5.0%

Total	$156,375	$152,146	$4,229		2.8%

Gross profit as a % of revenue
Customer pay	55.0%	55.3%	(30	) bps
Warranty	55.6%	54.2%	140	bps
Wholesale parts	18.1%	17.0%	110	bps
Internal, sublet and other	49.2%	49.0%	20	bps

Total	48.4%	47.7%	70	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$135,768	$136,486	$(718)		(0.5%)
Warranty	52,971	44,774	8,197		18.3%
Wholesale parts	44,580	46,667	(2,087)		(4.5%)
Internal, sublet and other	84,956	80,559	4,397		5.5%

Total	$318,275	$308,486	$9,789		3.2%

Gross profit
Customer pay	$74,689	$75,558	$(869)		(1.2%)
Warranty	29,457	24,269	5,188		21.4%
Wholesale parts	8,052	7,907	145		1.8%
Internal, sublet and other	41,809	39,145	2,664		6.8%

Total	$154,007	$146,879	$7,128		4.9%

Gross profit as a % of revenue
Customer pay	55.0%	55.4%	(40	) bps
Warranty	55.6%	54.2%	140	bps
Wholesale parts	18.1%	16.9%	120	bps
Internal, sublet and other	49.2%	48.6%	60	bps

Total	48.4%	47.6%	80	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$74,600	$69,581	$5,019	7.2%
Gross profit per retail unit (excludes fleet)	$1,254	$1,206	$48	4.0%

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$73,129	$67,182	$5,947	8.9%
Gross profit per retail unit (excludes fleet)	$1,260	$1,209	$51	4.2%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended March 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Compensation	$161,858	$157,154	$(4,704)		(3.0%)
Advertising	15,332	14,119	(1,213)		(8.6%)
Rent	18,254	18,535	281		1.5%
Other	75,418	74,165	(1,253)		(1.7%)

Total	$270,862	$263,973	$(6,889)		(2.6%)

SG&A expenses as a % of gross profit
Compensation	48.3%	47.8%	(50	) bps
Advertising	4.6%	4.3%	(30	) bps
Rent	5.4%	5.6%	20	bps
Other	22.6%	22.5%	(10	) bps

Total	80.9%	80.2%	(70	) bps